EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1. this annual report on Form 20-F of British Telecommunications plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of British Telecommunications plc.

Date: May 19, 2004

By:	/s/ Bernardus Verwaayen

Name:	Bernardus Verwaayen
Title:	Principal Executive Officer

Date: May 19, 2004

By:	/s/ Ian Livingston

Name:	Ian Livingston
Title:	Principal Financial Officer